Investor Class Shares QGLDX

Supplement dated June 22, 2015

to the Prospectus and Statement of Additional Information ("SAI") dated May 1, 2015

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus, SAI and any other previously filed Supplements.

Effective July 1, 2015, The Gold Bullion Strategy Fund (the “Fund”) will no longer impose a fee of 2.00% on shares redeemed within 7 days of purchase (the “Redemption Fee”). Accordingly, all references to the Redemption Fee in the Fund’s Prospectus and SAI are deleted, and the following replaces the fee table and expense example in its entirety on pg. 1 of the Prospectus:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses		0.45%
Shareholder Service Expenses(1)	0.15%
Remaining Other Expenses	0.30%
Acquired Fund Fees and Expenses (2)		0.21%
Total Annual Fund Operating Expenses		1.66%
(1)	Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

Additionally, effective July 1, 2015, the Fund will calculate its daily net asset value ("NAV") per share at the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Prior to July 1, 2015, the Fund calculated its daily NAV per share at 1:30 p.m. Eastern Time on each day that the NYSE was open. As a result of calculating the Fund's NAV per share as of the NYSE Close, Fund securities will be valued each day at the last quoted sales price on each security's primary exchange, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ price. Prior to July 1, 2015, Fund securities were valued each day at the last quoted sales price on each security's primary exchange as of 1:30 p.m. Eastern Time, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale were valued at the last quoted sales price on the primary exchange as of 1:30 p.m. Eastern Time or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange as of 1:30 p.m. Eastern Time.

As a result of this change, purchase orders for shares received by the Fund, or its authorized designee in good order prior to 4:00 p.m. on each day during such periods that the NYSE is open for trading will receive that day's NAV per share. Prior to July 1, 2015, orders for shares received by the Fund or its authorized designee in good order prior to 1:00 p.m. Eastern Time on each day during such periods that the NYSE is open received that day's NAV per share.

Requests for redemptions of shares received by the Fund or its authorized designee, in good order prior to 4:00 p.m. on each day that the NYSE is open will be processed the same day. Orders received in good order after 4:00 p.m., or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share. Prior to July 1, 2015, redemption requests received after 1:00 p.m. Eastern Time, or on any day the NYSE is closed, were processed on the next business day.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Summary Prospectus, Prospectus and SAI, each dated May 1, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling toll-free 1-855-650-QGLD (7453) or by visiting www.goldbullionstrategyfund.com/fund-documents.